Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Vanessa Avila, President and Chief Executive Officer of Tortuga Mexican Imports, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report on Form 10-KSB of Tortuga Mexican Imports, Inc. for the period ended August 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Tortuga Mexican Imports, Inc.

Dated: December 14, 2006

/s/ Vanessa Avila
Vanessa Avila
President, Chief Executive Officer (Principal Executive Officer)